                                                                   EXHIBIT 10.77

                            AGREEMENT FOR TRANSFER

                                      OF

                                   PROPERTY


                                 by and among


                              G & L CORONADO LLC

                                 as Transferor


                                      and


                        G & L REALTY PARTNERSHIP, L.P.

                           as Operating Partnership

                         Dated as of December 30, 1998

                      AGREEMENT FOR TRANSFER OF PROPERTY


  This AGREEMENT FOR TRANSFER OF PROPERTY ("Agreement") is dated the 30th day of December, 1998, and is by and between G & L REALTY PARTNERSHIP, L.P., a Delaware limited partnership (the "Operating Partnership") and G & L CORONADO LLC, a Delaware limited liability company ("Transferor")

                                   RECITALS

  A. Transferor owns that certain improved real property commonly known as Coronado Plaza, Coronado, California, and more particularly described on Exhibit
                                                                         -------
"A" attached hereto and incorporated herein by reference (such property,
---
together with the buildings, structures and other improvements situated thereon is referred to herein as the "Coronado Property").

  B. Transferor desires to transfer its interest in the Coronado Property to Operating Partnership, and Operating Partnership desires to acquire the Coronado Property upon the terms and conditions set forth herein.

  NOW THEREFORE, in consideration of the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:


                              TERMS OF AGREEMENT

  1. AGREEMENT TO TRANSFER THE CORONADO PROPERTY. Effective upon the Closing, Transferor shall transfer to Operating Partnership all of Transferor's right, title and interest and to the Coronado Property, including but not limited to the land described on Exhibit "A" attached hereto and incorporated herein by reference, and Transferors interest in:

     1.1 Land. The Land, as is described in Exhibit "A".
         ----                               -----------

     1.2 Buildings and Other Improvements. All existing buildings, structures
         --------------------------------
and other improvements located upon the Land, including, without limitation, walkways, parking facilities, and all other improvements of whatever kind which have previously been made, installed or erected and are now located on any part of the Land (collectively, the "Improvements").
                               ---------------

     1.3 Tangible Personal Property. All right, title and interest in and to
         --------------------------
tangible personal property utilized in the operation of the Land and Improvements (the "Tangible Personal Property").
                  -----------------------------

     1.4 Water Rights and Mineral Rights. All right, title and interest in and
         -------------------------------
to water rights, minerals, oil, gas and other hydrocarbons located in or beneath the Land, along with all rights to surface and subsurface entry (the "Water
                                                                     ------
Rights and Mineral Rights").
---------------------------

     1.5 Appurtenances. All right, title and interest in and to all
         -------------
appurtenances, rights, including reversionary rights, easements, and privileges belonging to or running with the Land, including, without limitation, all right, title and interest in and to any and all land laying in the bed of any street, road, cul-de-sac, alley or access way, open or closed, existing, vacated or proposed, adjoining, adjacent to or contiguous to the Land, all awards for damage to the Land or taking by eminent domain or the change in the grade of any street adjoining the Land, all strips and gores of land adjoining or surrounded by the Land, and all zoning and land use entitlement and development rights pertaining to the Land (the "Appurtenances").
                            ----------------

     1.6 Intangible Personal Property. All intangible personal property now
         ----------------------------
owned by Transferor or in which Transferor has any interest on the Closing Date, which is used in, or which has been acquired for use in, the operation of the Land, including by way of example and not by limitation, any permits, approvals, franchises, licenses, trade names, trademarks and logos, commitments, contracts, warranties, rights to recovery of judgments, books and records and telephone numbers (the "Intangible Property" and together with the Tangible Personal Property, the "Personal Property").
              --------------------

     1.7 Leases with Tenant. All of Transferor's right, title and interest as
         ------------------
Landlord with all tenants of the Coronado Property.

  2. TRANSFER CONSIDERATION. In consideration for the transfer by Transferor of the Coronado Property as set forth above, Operating Partnership shall issue to new transferor the number of units of Transferor (the "OP Units") set forth in the column labeled "Consideration" on "Exhibit B" attached hereto, and as set
                                         -----------
forth in the amended Exhibit "A" to the Partnership Agreement of Operating
                     -----------
Partnership ("OP Agreement").

  3. CLOSING.

     3.1 Conditions Precedent. The obligations of Transferor to effect the
         --------------------
transactions contemplated hereby shall be subject to the following additional conditions:

         (a) Each of the obligations of Operating Partnership to be performed by it shall have been duly performed by it on or before the Closing Date:

         (b) Concurrently with the Closing, Operating Partnership shall have executed and delivered to each Transferor the documents required to be delivered pursuant to Section 3.3 hereof;

         (c) Operating Partnership shall not have breached any of its covenants contained herein in any material respect;

         (d) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened; and

         (e) There shall not have occurred between the date hereof and the Closing Date any material adverse change in Operating Partnership's business:

         The foregoing conditions may be waived by Transferor in its sole and absolute discretion.

         The obligations of Operating Partnership to effect the transactions contemplated hereby shall be subject to the following additional conditions:

         (i) The representations and warranties of Transferor contained in this Agreement shall have been true and correct in all material respects on the date such representations and warranties were made, and shall be true and correct in all material respects on the Closing Date as if made at and as of such date;

         (ii) Each of the obligations of Transferor to be performed by it shall have been duly performed by such Transferor on or before the Closing Date;

         (iii) Concurrently with the Closing, Transferor shall have executed and delivered to the Operating Partnership the documents required to be delivered pursuant to Section 3.3 hereof;

         (iv) Transferor shall not have breached any of its covenants contained herein in any material respect;

         (v) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened; and

         (vi) There shall not have occurred between the date hereof and the Closing Date any material adverse change in the Coronado Property or the business of Transferor.

         The foregoing conditions may be waived by Operating Partnership in its sole and absolute discretion.

     3.2 Time and Place. Provided that all conditions precedent set forth
         --------------
in Section 3.1 hereof are satisfied in full (or waived by Transferor, as to its
   -----------
conditions precedent, and/or Operating Partnership, as to its conditions precedent), the Closing shall occur on December 31, 1996 (the "Closing Date").
                                                              ---------------

     3.3 Closing Items. With respect to the Coronado Property, the following
         -------------
documents:

         (a) A grant deed by Transferor for the Coronado Property, in substantially the form of Exhibit "C" attached hereto (the "Deed").
                          -----------
         (b) A Bill of Sale by Transferor for all of the Personal Property with respect to the Coronado Property in substantially the form of Exhibit "D"
                                                              -----------
attached hereto.

         (c) A commitment to issue an ALTA Owner's 1970 form Extended Coverage policy of title insurance to be issued as of the Closing Date for the Coronado Property, which Transferor shall cause to be issued to Operating Partnership in form acceptable to Operating Partnership (the "Title Policy").
                                              ------

         (d) Books and records of the Coronado Property

         (e) An affidavit from Transferor, stating under penalty of perjury, Transferor's United States Taxpayer Identification Number and that Transferor is not a foreign person pursuant to Section 1445(b)(2) of the United States Internal Revenue Code of 1986, as amended (the "Code").

         (f) An assignment of all of Transferor's interest in the Leases.

     3.4 Failure of Closing to Occur. If, for any reason, the Closing does not
         ---------------------------
occur on or before January 15, 1999, this Agreement will terminate, and any and all rights or obligations hereunder shall cease and no longer be binding on the parties hereto and no party shall thereafter have any liability or obligation hereunder to any other party.

  4. REPRESENTATIONS AND WARRANTIES

     4.1 Represenations and Warranties of Operating Partnership to Transferor.
         --------------------------------------------------------------------
Operating Partnership hereby represents and warrants to and covenants with Transferor that:

         (a) Operating Partnership has been duly formed and is validly existing with requisite power to enter into this Agreement and all agreements contemplated hereby;

         (b) Operating Partnership is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code), and is, therefore, not subject to the provisions of Sections 897(a) or 1445 of the Code related to the withholding of sales proceeds to foreign persons. Operating Partnership shall execute at Closing such certificates or affidavits reasonably necessary to document the inapplicability of the Code sections referred to above;

         (c) The Persons and entitles executing this Agreement and all agreements contemplated hereby or, behalf of Operating Partnership have the power and authority to enter into this Agreement and such other contemplated agreements; and

         (d) The execution, delivery end performance by Operating Partnership of its obligations under this Agreement and all agreements contemplated hereby will not contravene any provision of applicable law, the Partnership Agreement of Operating Partnership, charter, declaration or trust or other constituent document of Operating Partnership, or any agreement or other instrument binding upon Operating Partnership or any judgment, order or decree of any governmental body, agency or court having jurisdiction over Operating Partnership, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by Operating Partnership of its obligations under this Agreement and all other agreements contemplated hereby.

     4.2 Representations and Warranties of Transferor. Transferor represents and
         --------------------------------------------
warrants to, and covenants with, Operating Partnership as provided in Exhibit
                                                                      -------
"E" attached hereto, and acknowledges and agrees to be bound by the
---
indemnification provisions contained therein.

  5. COVENANTS OF TRANSFEROR.

     (a) Transferor hereby covenants for the benefit of Operating Partnership that, from the date hereof through the Closing, Transferor shall conduct the business of the Coronado Property in the ordinary course, consistent with past practice, and shall not:

         (i) Enter into any material transaction not in the ordinary course of business with respect to the Coronado Property;

         (ii) Sell or transfer all or any portion of the Coronado Property;

         (iii) Mortgage, pledge or encumber (or permit to become encumbered) all or any portion of the Coronado Property, except (w) liens incurred in the ordinary course of Transferor's business, (x) liens for taxes not due, (y) purchase money security interests and (z) mechanic's liens being disputed by Transferor in good faith and by appropriate proceedings; or

         (iv) Amend, modify or terminate any material agreements or other instruments relating to the Coronado Property

     (b) Transferor hereby covenants for the benefit of Operating Partnership that such Transferor shall use its best efforts to obtain any approvals, waivers, or other consents of third parties required to effect the transactions contemplated by this Agreement.

  6. CONSENT OF LENDER. Transferor and Operating Partnership hereby agree to take all actions reasonably necessary to obtain the consent of GMAC Commercial Mortgage

Corporation ("Lender") to the transactions described herein, including but not limited to the execution by Operating Partnership or its general partner of guaranties sufficient in form and content to cause Lender to release Daniel Gottlieb and Steven D. Lebowitz from their personal liabilities with respect to Lender's loan. Operating Partnership further agrees to pay all costs and expenses of Transferor in connection with the processing and obtaining of the consent and to reimburse Transferor of costs incurred by Transferor in obtaining the loan from Lender in an amount not exceeding one hundred thousand Dollars ($100,000).

  7. FURTHER ASSURANCES. Transferor shall take such other actions and execute
     ------------------
such other documents following the Closing as Operating Partnership may reasonably request in order to effect the transactions contemplated hereby.


  8. HOLD HARMLESS. Operating Partnership hereby agrees to indemnify, defend,
     -------------
protect and hold harmless Transferor from and after the Closing Date with respect to any and all claims, liabilities, causes of action, damages, costs and expenses, including without limitation, reasonable attorneys' fees, incurred by a Transferor as a result of any claims pertaining to the ownership or operation of the Property by Operating Partnership after the Closing Date.

  IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first above written.


OPERATING PARTNERSHIP:                  TRANSFEROR:

G&L REALTY PARTNERSHIP, L.P.            G&L CORONADO LLC
a Delaware limited partnership          a California limited liability company

By: G&L REALTY CORP.                    By: CORONADO MANAGERS CORP.
    a Maryland Corporation                  a Delaware Corporation
    General partner                         Manager


    By /s/ Daniel M. Gottlieb               By /s/ Steven D. Lebowitz
       ------------------------------          ---------------------------------
    Name                                    Name
        -----------------------------           --------------------------------
    Title                                   Title
         ----------------------------            -------------------------------

                                  EXHIBIT "A"
                                  -----------

                      LEGAL DESCRIPTION OF REAL PROPERTY
                      ----------------------------------

                                   Exhibit A
                                   ---------

  All or Block 10 of Coronado Beach, South Island, in the City of Coronado, County of San Diego, State of California, according to Map thereof No. 376, filed in the Office of the County Recorder of San Diego County, November 12, 1886, more particularly described as follows:

Beginning at the most northerly corner of said Block 10, said corner being on the arc of a curve concave northwesterly and having a radius of 508.34 feet, a radial line to said point bears South 63(degree)33'48" East; thence southwesterly, along the northwesterly line of Block 10, along the arc of said curve, through a central angle of 38(degree)28'18", 341.33 feet to a point on a curve concave northerly and having a radius of 925.37 feet, a radial line to said point bears South 4(degree)16'0l" East; thence easterly, along the southerly line of Block 10, along the arc of said curve, through a central angle of 14(degree)31'58", 234.72 feet to a point of reverse curve with a curve concave southerly and having a radius of 508.34 feet, a radial line to said point bears North 18(degree)47'59" West; thence easterly along the southerly line of Block 10, along the arc of said curve, through a central angle of 13(degree)44'01", 121.85 feet to a point on a curve concave northeasterly, and having a radius of 548.34 feet, a radial line to said point bears South 45(degree)54'35" West; thence northwesterly, along the northeasterly line of Block 10, along the arc of said curve, through a central angle of 20(degree)30'10", 196.22 feet to the point of beginning.

                                  EXHIBIT "B"
                                  -----------

                                 CONSIDERATION
                                 -------------

                            G&L Realty Corporation
            Calculation of Units to be Issued for Coronado Purchase
                            As of December 31, 1998



OP Unit Price                                                 14.87000
                                                        ==============
G&L Consideration                                       $ 2,000,000.00
Divided by OP Unit Price                                      14.87000
                                                        --------------
Total Number of Units to be Issued                             134,499
                                                        ==============

OP Unit Allocation
------------------
G&L Coronado Managers Corp. (1%)                                 1,345
Daniel M. Gottlieb (29.7%)                                      39,946
Steven D. Lebowitz (69.3%)                                      93,208
                                                        --------------

Total Number of Units to be Issued                             134,499
                                                        ==============

G&L Coronado Managers Corp. Allocation
--------------------------------------
Daniel M. Gottlieb (30%)                                           403
Steven D. Lebowitz (70%)                                           941
                                                        --------------
Total                                                            1,345
                                                        ==============

Total Units for Dan & Steve
---------------------------
Daniel M. Gottlieb                                              40,350    14.87000     600,000.00
Steven D. Lebowitz                                              94,149    14.87000   1,400,000.00
                                                        --------------
Total                                                          134,499
                                                        ==============

                                  EXHIBIT "C"

                                  GRANT DEED


    RECORDING REQUESTED BY                       |
                                                 |
AND WHEN RECORDED MAIL THIS DEED AND,            |
UNLESS OTHERWISE SHOWN BELOW, MAIL TAX           |
STATEMENTS TO:                                   |
                                                 |
NAME                                             |
ADDRESS                                          |
                                                 |
CITY &                                           |
STATE                                            |
ZIP                                              |
================================================================================

                                  GRANT DEED

                                                  * The undersigned Grantor
                                                  declares that Documentary
                                                  Transfer Tax is not part of
                                                  the public records.

The undersigned declares that the documentary transfer tax is $_______ * and is [ ] computed on the full value of the interest or property conveyed, or is
[ ] computed on the full value less the value of liens or encumbrances remaining thereon at the time of sale.

The land, tenements or realty is located in [_] unincorporated area [X] the City of _____________, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged

_____________________________

hereby GRANT(S) to

_____________________________

the following described real property in the county of _____________, State of
California:


     SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREWITH


Dated _______________________           _______________________________________


State of California    )
                       ) ss.
County of Los Angeles  )

  On ___________ 1998, before me, the undersigned Notary Public, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.


                                         _______________________________________
                                                 (Signature of Notary)

(Seal of Notary)

                                  EXHIBIT "D"
                                  -----------

                                 BILL OF SALE
                                 ------------


  This BILL OF SALE is made as of December 31, 1998, by G&L CORONADO LLC, a Delaware limited liability company ("Transferor") in favor of G&L CORONADO
(1998) LLC, a Delaware limited liability company ("Transferee").

  FOR VALUE RECEIVED, receipt of which is hereby acknowledged, Transferor does hereby sell, convey, assign, transfer and set over unto Transferee, absolutely and not as security, free and clear of all liens and encumbrances, all of Transferor's right, title and interest in and to the personal property and equipment located on the property described on Exhibit A attached hereto and incorporated herein by reference. The foregoing sale, conveyance, assignment, transfer and setting over of the personal property by Transferor to Transferee is made without any representation or warranty with respect to the condition thereof. TRANSFEREE ACKNOWLEDGES THAT THE PERSONAL PROPERTY AND EQUIPMENT DESCRIBED HEREIN IS DELIVERED IN ITS AS, WHERE IS CONDITION WITHOUT WARRANTY OF FITNESS OR MERCHANTABILITY, EXPRESS OR IMPLIED.


                "TRANSFEROR"

                   G&L CORONADO LLC
                   a California limited liability company

                   By: CORONADO MANAGERS CORP.,
                       A Delaware corporation
                       Manager


                     By________________________________
                        Steven D. Lebowitz, Secretary



                "TRANSFEREE"

                   G&L CORONADO (1998) LLC
                   a Delaware limited liability company

                   By: CORONADO MANAGEMENT CORP.
                       a California corporation
                       Manager


                      By________________________________
                           George Nagler, Secretary

                                  EXHIBIT "E"
                                  -----------

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

  Transferor represents and warrants to Operating Partnership ("Transferee") that the following matters are true and correct as of the execution of this Agreement and will also be true and correct as of the Closing as if made on the date thereof.

  1.1 Organization: Authority. Transferor is duly formed, validly existing
      -----------------------
and in good standing (to the extent applicable) under the laws of its jurisdiction of formation, and qualified to do business under the laws of the State of California.

  1.2 Due Authorization. The execution, delivery and performance of this
      -----------------
Agreement by Transferor has been duly and validly authorized by all necessary action of such party. This Agreement has been duly executed and delivered by Transferor and constitutes a legal, valid and binding obligation of such party, enforceable against each such party in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles.

  1.3 Consents and Approvals. No consent, waiver, approval or authorization
      ----------------------
of any third party is required to be obtained by Transferor in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except any of the foregoing that shall have been satisfied prior to the Closing Date.

  1.4 No Violation. None of the execution, delivery or performance of this
      ------------
Agreement and the transactions contemplated hereby does or will, with or without the giving of notice, lapse of time, or both, (i) violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination or cancellation of (A) the organizational documents, including the charters any bylaws, if any, of Transferor, (B) any material agreement, document or instrument to which any Transferor is party or by which they or the Property are bound or (C) any term or provision of any judgment, order, writ, injunction, or decree of any governmental or regulatory authority binding on Transferor or by which they or any of their assets or properties are bound or subject or (ii) result in the creation of any lien upon the Property other than permitted liens.

  1.5 Ownership of the Property. Tranferor is the sole lawful owner of record
      -------------------------
and beneficial owner of the Property or portion thereof identified on Exhibit "A" to the Agreement and has good, valid and marketable title to such Property free and clear of all liens other than permitted liens.

  1.6 Non-foreign Status. Tranferor is not a foreign corporation, foreign
      ------------------
partnership, foreign trust or foreign estate (as defined in the Code), and is, therefore, not subject to the provisions of Sections 897(a) or 1445 of the Code related to the withholding of sales proceeds to foreign persons. Transferor shall execute at Closing such certificates or affidavits reasonably necessary to document the inapplicability of the Code sections referred to above.

  1.7 Investment Purposes. Transferor understands that the offering and sale
      -------------------
of the OP Units to be acquired pursuant to this Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended (the "Act"). In furtherance thereof, Transferor represents and warrants to Transferee as follows:

    1.7.1 Investment. Transferor is acquiring the OP Units solely for
          ----------
  Transferor's own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof except to its member. Except as otherwise provided in the OP Agreement, Transferor agrees and acknowledges that Transferor will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the OP Units unless such Transfer complies with the OP Agreement and either (i) the Transfer is pursuant to an effective registration statement under the Act and the rules and regulations in effect thereunder and qualification or other compliance under applicable blue sky or state securities laws, or (ii) counsel for Transferor (which counsel shall be reasonably acceptable to Operating Partnership) shall have furnished Operating Partnership with an opinion, reasonably satisfactory in form and substance to Operating Partnership, to the effect that such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws.

    1.7.2 Knowledge. Transferor is knowledgeable sophisticated and
          ---------
  experienced in business and financial matters; Transferor, or its members, has previously invested in OP Units and fully understands the limitations on transfer described in this Agreement and the OP Agreement. Transferor is able to bear the economic risk of holding investment in the OP Units; Transferor has received and reviewed the Company's registration statement filed with the Securities and Exchange Commission on Form 5-11, and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, Operating Partnership and the Company and the business and prospects of Operating Partnership and the Company which Transferor deems necessary to evaluate the merits and risks related to his, her or its investment in the OP Units; and Transferor understands and has taken cognizance of all risk factors related to the purchase of the OP Units.

    1.7.3 Holding Period. Transferor acknowledges that he, she or it has
          --------------
  been advised that (i) the OP Units must be held indefinitely, and Transferor must continue to bear the economic risk of the investment in the OP Units unless they are subsequently registered under the Act or an exemption from such registration is available, (ii) it is not anticipated that there will be any public market for the OP Units, (iii) Rule 144 promulgated under the Act is not available with respect to the sale of any securities of Operating Partnership, and Operating Partnership has made no covenant to make such Rule available, (iv) a restrictive legend in the form hereafter set forth shall be placed on the certificates or instruments representing the OP Units, and (vi) a notation shall be made in the appropriate records of Operating Partnership indicating that the OP Units are subject to restrictions on transfer.

    1.7.4 Exchange for Common Stock. Transferor also acknowledges that (i)
          -------------------------
  the exchange of OP Units into shares of Common Stock, and the put of OP Units to the

  Company for cash, are subject to certain substantial restrictions contained in the Op Agreement; and (ii) the Common Stock which may be received upon such an exchange may, under certain circumstances, be restricted securities and be subject to limitations as to transfer, and therefore subject to the risks referred to in paragraph 1.7.2 above.

    1.7.5 Accredited Investor. If Transferor is an individual, such
          -------------------
  Transferor is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Act) and as such:

       (i) has an individual net worth, or Joint net worth with his spouse, in excess of $1,000,000; or

       (ii) had an Individual annual adjusted gross income in excess of $200,000 in each of the two most recent years and reasonably expects to have annual adjusted gross income In excess of $200,000 in the current year; or

       (iii) had a joint income with his spouse in excess of $300,000 in each of the two most recent years and reasonably expects to have an annual adjusted gross income, with his spouse, in excess of $300,000 in the current year.

    If Transferor is not an individual, Transferor is an "accredited investor" (as such term is defined in Rule 501(a) of Regulation D under the Act).

    1.7.6 Legending. Each certificate or Instrument representing OP Units
          ---------
  shall bear the following legend:

    "THE OP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A PARTNERSHIP AGREEMENT AS OF NOVEMBER 15, 1993 (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE OP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WiTh A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF
    SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT
    THEREUNDER."

  1.8 No Other Right to Acquire the Property. Transferor is not a party to
      --------------------------------------
any contract or agreement other than this Agreement whereby it has granted to anyone an absolute or contingent right to purchase, obtain or acquire any rights in any of the Property.

  1.9 Brokers or Finders. There is no broker or finder involved on behalf of
      ------------------
Transferor in connection with the purchase of the Property contemplated by this Agreement.

  1.10 Hazardous Substances. To the best of Transferor's actual knowledge,
       --------------------
the Property (including the improvements and land) is free of any and all Hazardous Substances and Transferor has not knowingly disposed of any Hazardous Substances on the Property. A "Hazardous Substance", for purposes of this Agreement is defined as any substance whose nature or quantity of existence, use, manufacture, disposal or effect, renders it subject to Federal, State or local regulation, investigation, remediation, or removal as potentially injurious to public health or welfare.

  1.11 Documents. The documents and materials to be delivered by Transferor
       ---------
to Operating Partnership pursuant to this Agreement are true and correct and the information contained therein is accurate.

  1.12 Compliance with Laws. Transferor has no actual notice of a condition
       --------------------
on the Property or any part of it which fails to comply with any applicable laws, building codes or zoning regulations and which has not been cured, nor does Transferor have any actual knowledge of any unfulfilled order or directive of any applicable governmental agency or casualty insurance company that any work of investigation, remediation, repair, maintenance or improvement is to be performed on the Property.

  1.13 Pending Litigation. There are no actions, suits or proceedings pending
       ------------------
or threatened before any commission, board, bureau, agency, instrumentality, arbitrator, court or tribunal that would adversely affect the Property or the right to occupy or utilize same.

  1.14 Fee Title. Transferor is the fee owner of the Property and has good
       ---------
and marketable title thereto, free and clear of all liens, claims, and mortgagee whatsoever, except only the mortgages, easements, agreements, liens, and encumbrances set forth in the preliminary title report, and the tenancies and occupancies disclosed herein. Currently, there are not any encroachments onto the Property or by the improvements onto any adjoining property, except as may be shown on the ALTA survey.

  1.15 Tenant Leases. The Property shall be sold subject to existing
       -------------
tenancies, leaseholds and occupancies. Transferor shall be deemed to have warranted that the tenant leases are in full force and effect, there exists no event of default thereunder and Transferor knows of no fact or event that, with the giving of notice and/or the passage of time, would render it in default as landlord thereunder. In addition, the tenant leases will not, as of the Closing, have been modified or amended verbally, by course of conduct, or in writing. There are no prepayments of rent under the tenant leases other than security deposits for the account of tenants and there are no agreements, written or oral, with any of such tenants to purchase the Property.

  1.16 Service Agreements. No notice of default has been received from any of
       ------------------
the parties to the service agreements and to the best of Transferor's knowledge no event has occurred that, with notice or lapse of time, or both, would constitute any such default, and each of such agreements is in full force and effect. Such agreements constitute all agreements affecting the leasing, management operation, maintenance, and repair of the Property.

  1.17 Occupancy Right. There are no leases, licenses, or other agreements
       ---------------
permitting, nor has Transferor entered into any course of conduct that would permit, any person or entity to occupy any portion of the Property or otherwise affecting the Property or any part thereof other than as permitted under the tenant leases.

  1.18 Commitments. Transferor has made no commitment to any tenant,
       -----------
governmental, or quasi-governmental entity or other person or entity which commitment relates to the Property or imposes upon Transferor or the successors or assigns of Transferor any obligation to pay or contribute property or money or to construct, install, or maintain any Improvements on or off the Property.

  1.19 Utilities. All utilities necessary to service the Property will be
       ---------
available to the Property at the Closing without the consent of any other person firm, or corporation and without expanses (other than normal end usual security deposits or bonds) to Operating Partnership, and Transferor has complied with all laws, ordinances, and regulations relating to the delivery of such services and payment therefor.

  1.20 Access. To the best of Transferor's knowledge, there are no facts or
       ------
conditions that will result in the termination of the present access from the Property to any utility services or to existing highways and roads.

  1.21 Employees. Except for persons Who shall remain employees of Transferor
       ---------
after the Closing, them are no other persons employed either full-time or part-time exclusively or primarily to service the Property, and Transferor is not a party to, or otherwise bound by, any other collective bargaining agreement or multi-employer pension fund covering employees who service the Property.

  1.22 Condition of Property. To the best of Seller's knowledge, there are no
       ---------------------
latent or structural defects, hidden or otherwise, in the construction of the improvements, or in the heating, ventilating, air-conditioning, electrical, end plumbing systems, and the same are in good and proper working order, the improvements are in good physical condition, and there is no subsurface soil condition that has caused, or is currently causing, material structural damage to the improvements.

  1.23 Survival of Representations and Warranties. The representations and
       ------------------------------------------
warranties of Seller shall survive the Closing and the delivery of the Grant
Deed.


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